------------------------------

                                Kleinwort

                                Benson

                                Australian

                                Income Fund, Inc.

                         ------------------------------

                                                              Semi-Annual Report
                                                              April 30, 1997

-----------------
Kleinwort
Benson
Australian              Report to Shareholders
Income Fund, Inc.
-----------------



--------------------------------------------------------------------------------
  First Half Highlights

  o Fund's monthly distribution maintained at $0.065 per share through December 1997.

  o Australian cash rates reduced by the Reserve Bank of Australia from 6.5% to 6% in December (and to 5.5% in May).

  o Australian underlying inflation remains low at 2.1% for the twelve months ended March 1997.

  o  A$/US$ exchange rate at April 30, 1997 was 0.78.

  o Yield spread between Australian and US 10 year government bonds was 110 basis points at April 30, 1997.
--------------------------------------------------------------------------------

To Our Shareholders,

    Following a strong year in 1995/96, the total value of the Fund decreased moderately over the six months ended April 30, 1997, against a background of weakening bond prices in Australia and a slightly weaker Australian dollar. The currency did rise slightly in trade-weighted terms, but under performed a rising US dollar which was bolstered by strong economic growth and rising short-term interest rates. The New Zealand dollar also declined against the US dollar while appreciating in trade-weighted terms and the New Zealand bond market softened over the period as well.

    Over the first half of its fiscal year, the Fund continued to meet its primary objective of providing a high level of income. At April 30, 1997, the Fund's closing market price was $9.00, a discount of 9.91% to its net value asset of $9.99.

    The monthly dividend was maintained at US$0.065 per share which provides a current dividend yield of 8.67% based on the Fund's stock price at April 30, 1997. The income yield remains superior to that available on comparable US cash and bond investments. For the six months ended April 30, 1997, the Fund's total return based on net asset value, assuming reinvestment of dividends, was flat at 0.00%, while on a market value basis the Fund gained 3.27%, reflecting a narrowing of the Fund's discount to net asset value. A further analysis of the Fund's performance since inception is provided on page three of this report.

    On May 23, 1997, the Fund announced that it would continue to pay a monthly distribution of $0.065 per share through December 1997. Despite the combination of a slightly weaker Australian dollar and lower interest rates in Australia, the net income earned by the Fund remained at a level which would support the monthly dividend of $0.065 per share. Accordingly, the monthly distributions are expected to be paid from ordinary income, however these distributions may be modestly supplemented by capital gains and/or a non-taxable return of capital should weakness in the currency persist.

------------------
  MARKET SUMMARY
------------------

    Economic growth in Australia slowed in late 1996 from the pace seen earlier in the year, but offered some signs in the first part of 1997 that growth might be accelerating again. Inflation remained firmly under control and well within the

-----------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-----------------

Reserve Bank of Australia's target range. The benign inflationary background allowed the Reserve Bank to reduce cash rates from 6.5% to 6% in early December. Since the end of the period under review, the cash rate was further reduced, to 5.5%, based on weaker than expected economic data. The New Zealand economy remained slow over late 1996 and early 1997, and although 1996 fourth quarter growth was boosted by the export sector, the domestic economy displayed no growth over the quarter. Inflation responded to the weak domestic economy, and short-term interest rates fell by 2% to 7%, over the period under review.

    The Australian and New Zealand bond markets declined over the six months to April 1997, largely as a result of upwards revisions to expectations for global economic growth. After having declined sharply over 1996, the yield premium of Australian and New Zealand bonds over their US counterparts was little changed over the period. The Fund maintained its Australian bond exposure, with the average maturity slightly less than that of the market, and the diversification to New Zealand was also maintained. The Australian and New Zealand dollars were relatively volatile over the first half of the Fund's financial year and both ending the period slightly lower against the US dollar. A more comprehensive review of recent developments in the Australian and New Zealand economies, debt and foreign exchange markets is detailed in the Economic Review.

    The Australian and New Zealand bond markets have improved since the end of the Fund's half year based on expectations of lower Australian inflation, and this rally has been assisted by strength in the US Treasury market. While the pace of growth of the Australian economy may lead to concerns in the bond market, particularly over the level of wage inflation, the continued progress on CPI inflation in Australia and New Zealand should counteract any weakness in these bond markets. The currency outlook will depend to a large extent on global growth and its effect on commodity prices as well as on the scope for further easing of monetary policy in Australia and New Zealand.

    On behalf of the Board of Directors,


    /s/ Robert Cotton

    Sir Robert Cotton
    Chairman


    /s/ David M. Felder

    David M. Felder
    President

    May 23, 1997


--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY

     At April 30, 1997 the average maturity of the Fund's portfolio was 5.5 years, with an average duration of 4.0 years. The current yield to maturity was 7.4%. 79% of the portfolio was invested in securities rated AAA with the remaining 21% in AA rated securities.
--------------------------------------------------------------------------------

 -----------------
 Kleinwort
 Benson
 Australian             Performance from Inception through April 30, 1997
 Income Fund, Inc.
 -----------------                                                   (Unaudited)

                   Growth of a Hypothetical $10,000 Investment

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                Australian       Fund Net             Fund             U.S.
                  Index        Asset Value        Market Value        Index
                ----------     -----------        ------------        -----
11/86             10,000          10,000             10,000           10,000
4/87              11,592          11,193             10,358            9,875
4/88              15,204          14,526             12,826           10,468
4/89              16,478          15,447             14,206           11,249
4/90              17,599          16,178             14,297           12,215
4/91              23,151          20,823             17,979           14,002
4/92              26,661          23,536             22,130           15,473
4/93              29,103          25,320             23,254           17,683
4/94              30,218          26,383             22,880           17,867
4/95              32,064          27,673             23,491           19,024
4/96              39,349          33,183             28,633           20,594
4/97              44,094          36,501             31,130           21,933

Since its inception in 1986, the Fund has achieved an average annualized return on market value of 11.52%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average return has been 13.24%. Both the market and net asset value performance measures have outpaced the Salomon Brothers US Government Bond Index which has averaged 7.83%. The Salomon Brothers Australian Government Bond Index has averaged 15.31% since the Fund's inception, with the difference between the Fund's net asset value performance and that of the index primarily attributable to the Fund's operating and foreign tax expenses, which neither index is subject to. After ad justing for these expenses, which have averaged 2.26% since inception, the Fund has also outperformed the Australian index.


------------------------------------------------------------------------------------------------------------
           Annualized                                                                     10         Since
           Performance                          6 Months*   1 Year   3 Years   5 Years   Years    Inception+
------------------------------------------------------------------------------------------------------------
 Fund Market Value(1)                              3.27%     8.72%    10.81%    7.06%    11.63%    11.52%
------------------------------------------------------------------------------------------------------------
 Fund Net Asset Value(2)                           0.00%    10.00%    11.43%    9.17%    12.55%    13.24%
------------------------------------------------------------------------------------------------------------
 Salomon Brothers US Gov't Bond Index(3)           1.21%     6.50%     7.07%    7.23%     8.31%     7.83%
------------------------------------------------------------------------------------------------------------
 Salomon Brothers Australian Gov't Bond Index(4)   0.74%    12.06%    13.42%   10.59%    14.29%    15.31%
------------------------------------------------------------------------------------------------------------

    *  Not annualized.
    +  Fund commenced operations November 28, 1986.
   (1) Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.
   (2) Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
(3)(4) The Salomon Brothers US and Australian Government Bond Indices are US$ based unmanaged indices.

       Please remember that past performance may not be indicative of future results.

-----------------
Kleinwort
Benson
Australian              Economic Review
Income Fund, Inc.
-----------------

-------------------
  ECONOMIC REVIEW
-------------------

    Data released during the first part of 1997 confirmed that the US economy had grown rapidly in late 1996 and that this strength had continued into the current year. As we entered 1997, economic activity was supported by a robust consumer sector, and despite continued low inflation, the Federal Reserve increased official US short-term interest rates by 0.25% to 5.5%. In Europe, UK activity remained firm while in Germany and France there were some signs of a recovery. In Japan, growth proceeded slowly. Inflation remained low in all G7 countries ranging from approximately 3% in the US and UK, to just 0.5% in Japan. The US bond market peaked in early December 1996, before reacting negatively to stronger economic data, with long bond yields increasing to above 7% in the Spring of 1997. The weakness in the US market impacted on Europe which had rallied at the start of the year in response to modest economic growth and continued low inflation. Japanese bonds continued to rally, underpinned by continued official support for the market and low interest rates and inflation. The US dollar continued to appreciate against the DM and the Yen over the period.

Australia

    Australian GDP growth for the final quarter of 1996 was 0.5%, to be 3.1% over the previous year. Growth was broadly in line with market expecta tions represented a slowing from a rate of 3.3% for the year to September 1996. However, there was evidence in the GDP figures of ongoing strength in business investment and a growing re covery in the construction sector. Retail Sales, discussed in more detail below, were weak in December before re bound ing in early 1997, suggesting that an unusually high proportion of Christmas activity may be reflected in the first quarter GDP figures. The price deflators released in the GDP figures confirmed the benign inflationary back ground indicated by CPI releases.

    Real retail sales fell 1.3% over the December quarter, to be only 0.1% higher than in the December quarter of 1995, but have shown some recovery in early 1997. After falling 1% in December, retail sales rose 2.7% in January and 0.8% in February, to be 3.3% above year ago levels. These figures did represent a marked slowdown from the annual rises of 8% seen at the start of 1996, but indicated that the trough in sales probably occurred in late 1996. Strength in sales has broadened to cover sectors which had been suffering ad verse trading conditions throughout 1996. Consumer con fidence has been volatile but the Westpac confidence index rose to 105.4 in April 1997, after having been at around 100 at the start of the period under review, and there is anecdotal evidence that consumer sentiment has been bolstered by mortgage rate reductions over 1996.

    Australian employment grew strongly in late 1996, before weakening in February and March of 1997, leaving total employment virtually unchanged over the period. The rate of unemployment has been stable at around 8.7% since the summer of 1996. There was some evidence that the labor market is set to tighten moderately, with both the Australian Bureau of Statistics and the ANZ Bank reporting increases in their Job Advertisement indices. In addition, hours worked per employee rose strongly in early 1997, often a precursor to employment growth.

    The 1997 March quarter CPI release was slightly higher than market expectations at 1.3% year-on-year, but represents a fall from the 1.5% December quarter release, and confirmed the continued downtrend in headline inflation. The Treasury underlying measure was 2.1% year-on-year in the March quarter, unchanged from the December

-----------------
Kleinwort
Benson
Australian              Economic Review
Income Fund, Inc.
-----------------

release. One of the main restraining influences on inflation were prices for auto-related products, which have benefited from the strength of the Australian dollar against the Yen. The low headline rate reflects falling mortgage rates over 1996, and indeed Australian mortgage lenders have been more frequent and aggressive than the Reserve Bank in cutting rates, given increasing competition in the mortgage market.

    The Reserve Bank has been consistently asserting that wage pressures are the main risk to the inflation outlook in Australia, and there was mixed evidence in this area. Average weekly ordinary time earnings for the quarter to February 1997 were up 4.7% year on year, after a rise of 3.9% in the quarter to November 1996. The Reserve Bank targets a level of 4.5% as consistent with its inflation target and will have been concerned about the latest figures. Wage increases from enterprise bargaining agreements, which cover approximately one-third of the Australian workforce, slowed in late 1996, but are still running at close to the 4.5% level. However, there was more encouraging news for wage inflation when the Industrial Relations Council specifically acknowledged the Reserve Bank's call for restraint for the first time by setting only a modest increase in the basic safety net component of wages.

    The Australian current account deficit deteri orated over the second half of 1996, before recovering slightly in December. The deficit seemed on target for the government prediction of an A$20bn (3.75% GDP) deficit for fiscal year 1996/97, but monthly deficit figures have been discontinued and March quarter figures are not yet available. The trade balance trended downwards over the period under review, which has raised concerns given that trade led the improvement of the current account over 1995/96.

New Zealand

    The production based measure of New Zealand GDP rose by 0.7% over the December quarter of 1996, giving an increase of 2.9% over the year. While this represents a rise from the growth rate of 2.7% for the year to September 1996, a large part of the increase came from the export sector while the domestic economy remained relatively weak. Consu mer spending was flat and domestic investment spending fell over the quarter. Retail Sales and consumer confidence figures for early 1997 gave little indication that growth was poised to increase in the March 1997 quarter. Retail Sales did increase in January by 0.1%, but these figures are volatile and the increase was against the underlying trend.

    The key to the as yet unreleased growth figures for the March quarter is whether the strong export performance was maintained. Most of this strength had come in primary commodities, due to climatic conditions, and the durability of export strength is therefore questionable. The unemployment rate fell to 5.9% in December 1996, from 6.3% in September, as a result of a sharp drop in the participation rate, but total employment actually fell by 0.5% over the quarter. The participation rate is very volatile and the employment figure is usually a better guide to activity, suggesting that the labor market remained sluggish towards the end of the year.

    Inflation responded to slack domestic economic conditions over the latter half of 1996 and CPI fell 0.3% over the March 1996 quarter to be 1.8% above year ago levels, after a rise of 2.6% in the year to December 1996. The underlying rate, which does not include the restraining influence of lower interest costs, rose 2% in the year to March 1997, after 2.4% in the year to December 1996. Again, there was a

-----------------
Kleinwort
Benson
Australian              Economic Review
Income Fund, Inc.
-----------------

marked difference between subdued tradable goods prices, held down by the continued appreciation of the currency in trade-weighted terms, and the non-tradable sector. The housing sector, which has been the main inflation concern for some time, did not add significantly to prices in the March quarter, but buildings approvals and housing turnover figures both indicated that the housing market remains buoyant.

Debt Markets

    The low inflation of the latter half of 1996 allowed the Reserve Bank of Australia to reduce cash rates from 7% to 6% over the last quarter of 1996, and despite market expectations of a further cut, rates remained at 6%. The Australian bond market was closely tied to the declining US market over the period under review, with Australian ten-year yields rising from 7.3% in November 1996 to 7.8% at the end of April 1997. In recent months there were periods of domestic concern, particularly over wage inflation, but the ten-year yield premium over US Treasuries ended the period little changed at just over 1%.

    The downturn of inflation in New Zealand and the weakness of the domestic economy allowed short rates in New Zealand to fall substantially over the period, from 9% to 7%. The longer maturities in the bond market were subject to the same factors affecting the Australian market, principally the sell-off in the US Treasury market. Yields on New Zealand ten-year bonds started the period at just above 7.2% and peaked at 8.2% in early April, before dipping to 7.8% at the end of the period. The decline in cash rates, combined with an increase in longer-term rates brought about a positively sloped yield curve in New Zealand.

Australian and New Zealand Dollars

    The Australian dollar was reasonably volatile over the period under review, despite ending at a level only slightly below its starting value. The currency started the period at US$0.79 and rose rapidly to a peak of US$0.81 on improving base metals prices, strong Japanese demand for Australian dollar bonds and speculative buying. However, falling interest rates in Australia over the final quarter of 1996 and the specter of US Fed funds rate hikes combined to undermine the currency, and it fell to a low of US$0.76 at the start of February 1997. This decline was exacerbated by weakness in the gold price, a key Australian export commodity. In the second half of the period, signs of stronger growth and wage inflation reduced expectations of further Australian interest rate cuts, and the currency recovered to end the period at US$0.78. In trade-weighted terms the currency continued to appreciate during the end of 1996 and the start of 1997, reflecting strength against the Yen and the DM.

    The New Zealand dollar also fell slightly against the US dollar, but continued to appreciate in trade-weighted terms. The currency started the period at US$0.71 and remained broadly stable through mid-January 1997, supported by heavy demand for high yielding New Zealand dollar assets. However, the ongoing weakness in the domestic economy and falling inflation allowed short rates to fall significantly, eroding the yield advantage of short-term New Zealand dollar assets. The New Zealand dollar fell to US$0.695 over the remainder of the period. This decline was broadly in line with the Reserve Bank of New Zealand's
(RBNZ) stated medium-term aim of a lower currency level, but towards the end of the April the RBNZ indicated that monetary conditions were loose enough at that time, which helped stabilize the currency. The current account deficit remained a negative for the New Zealand dollar, widening to 4.2% of GDP in the December quarter 1996, from 3.9% in the September quarter.

-----------------
Kleinwort
Benson
Australian              Portfolio of Investments and Cash on Deposit
Income Fund, Inc.
-----------------                                                 April 30, 1997
                                                                     (Unaudited)

Long-Term Investments -- 96.2%
Principal Amount                                                                                        Value (US$)
----------------                                                                                        ----------
Australian Government and Semi-Government Bonds -- 64.6%
                        Australian Government Bonds -- 17.7%
      A$ 6,000,000      Commonwealth Government Bond              12.5% due 9/15/97 .................  $ 4,779,092
        12,000,000      Commonwealth Government Bond              12% due 11/15/01 ..................   11,083,384
         6,000,000      Commonwealth Government Bond              10% due 2/15/06 ...................    5,330,150
                                                                                                       -----------
                                                                  ...................................   21,192,626
                                                                                                       -----------
                        Government and Semi-Government Bonds with Eurobond Structure -- 39.2%

      A$ 2,000,000      State Bank of South Australia             9.50% due 10/15/02 ................    1,675,243
         5,000,000      Australian Industrial Development Corp.   9.25% due 2/17/03 .................    4,156,406
         1,300,000      State Bank of New South Wales             9.25% due 2/18/03 .................    1,078,770
        16,450,000      Queensland Treasury Corp.                 8% due 5/14/03 ....................   13,090,106
         2,750,000      State Bank of South Australia             10.50% due 6/23/03 ................    2,405,327
         1,400,000      South Australian Finance Authority        7.75% due 6/30/03 .................    1,096,921
        22,400,000      Queensland Treasury Corp.                 6.5% due 6/14/05 ..................   16,027,652
         2,200,000      Treasury Corp. of Victoria                9% due 6/27/05 ....................    1,812,743
         1,000,000      Commonwealth Bank of Australia            9% due 8/15/05 ....................      820,558
         6,500,000      New South Wales Treasury Corp.            6.5% due 5/1/06 ...................    4,585,643
                                                                                                       -----------
                                                                  ...................................   46,749,369
                                                                                                       -----------
                        Other Semi-Government Bonds -- 7.7%
      A$ 6,500,000      Western Australia Treasury Corp.          12.5% due 4/1/98 ..................    5,355,374
         4,000,000      Victorian Public Finance Authority        12.5% due 10/15/03 ................    3,881,750
                                                                                                       -----------
                                                                  ...................................    9,237,124
                                                                                                       -----------
Total Australian Government and Semi-Government Bonds -- (Cost $68,499,952) .........................   77,179,119
                                                                                                       -----------
Eurobonds -- 24.3%
      A$ 5,800,000      Toyota Motor Credit Corp.                 10.75% due 3/6/98 .................    4,681,213
         2,500,000      Unilever Australia Ltd.                   12% due 4/8/98 ....................    2,045,527
         3,500,000      DSL Finance N.V.                          10.25% due 4/7/00 .................    2,942,210
         6,000,000      Morgan Guaranty Trust Co.                 8% due 4/18/01 ....................    4,771,278
         2,000,000      Bayerische Vereinsbank AG                 8.75% due 5/17/01 .................    1,630,401
         3,300,000      Export Finance & Insurance Corp.          9% due 3/26/03 ....................    2,712,680
         2,000,000      Bayerische Vereinsbank AG                 10.25% due 10/28/04 ...............    1,740,547
         5,000,000      KFW International Finance                 9.125% due 7/26/05 ................    4,139,366
         5,000,000      Eurofima                                  9.875% due 1/17/07 ................    4,364,119
                                                                                                       -----------
Total Eurobonds -- (Cost $27,478,887) ...............................................................   29,027,341
                                                                                                       -----------
Australian Corporate Bond -- 2.9%
      A$ 4,000,000      National Australia Bank                   12% due 7/15/99 -- (Cost $3,163,999)   3,451,398
                                                                                                       -----------
New Zealand Government Bond -- 4.4%
NZ$ 7,000,000           New Zealand Government Bond               10% due 3/15/02 -- (Cost $5,312,951)   5,276,007
                                                                                                       -----------
Total Long-Term Investments -- (Cost $104,455,789) ..................................................  114,933,865
                                                                                                       -----------
Cash on Deposit -- 2.0%
A$ 3,014,589            Brown Brothers Harriman & Co., upon demand at 4.6875% .......................    2,350,927
US$   12,096            Brown Brothers Harriman & Co., upon demand at 4.25% .........................       12,096
                                                                                                       -----------
Total Cash on Deposit -- (Cost $2,362,885) ..........................................................    2,363,023
                                                                                                       -----------
Total Portfolio of Investments and Cash on Deposit -- 98.2% (Cost $106,818,674) .....................  117,296,888
Other Assets less Liabilities -- 1.8% ...............................................................    2,112,083
                                                                                                       -----------
Net Assets -- 100.0% ................................................................................ $119,408,971
                                                                                                       ===========

See Notes to Financial Statements.

-----------------
Kleinwort
Benson
Australian              Statements of Assets and Liabilities
Income Fund, Inc.
-----------------


                                                                       April 30, 1997  October 31, 1996
                                                                       --------------  ----------------
                                                                        (unaudited)
ASSETS:
  Investments, at value (cost $104,455,789 and $103,690,192,
    respectively) ....................................................... $114,933,865   $120,143,986
  Cash on deposit:
      Foreign currency (cost $2,350,789 and $6,189,889, respectively)....    2,350,927      6,193,541
      US dollars ........................................................       12,096        673,993
  Interest receivable ...................................................    3,270,926      4,002,771
  Accounts receivable for rights offering proceeds ......................           --        286,910
  Prepaid expenses ......................................................        5,915          5,995
  Other assets ..........................................................        7,317          7,317
                                                                          ------------   ------------
      Total assets ......................................................  120,581,046    131,314,513
                                                                          ------------   ------------

LIABILITIES:
  Accounts payable for securities purchased .............................           --      5,796,750
  Dividends payable .....................................................      777,047        621,637
  Investment advisory fee payable .......................................       68,580             --
  Directors' fees and expenses payable ..................................        6,511         14,580
  Other accrued expenses ................................................      319,937        380,397
                                                                          ------------   ------------
      Total liabilities .................................................    1,172,075      6,813,364
                                                                          ------------   ------------
      Net assets ........................................................ $119,408,971   $124,501,149
                                                                          ============   ============

NET ASSETS:
  Net assets were comprised of:
    Common stock, at $0.001 par ......................................... $     11,955   $     11,955
    Paid-in capital .....................................................  107,903,518    107,903,518
                                                                          ------------   ------------
                                                                           107,915,473    107,915,473
  Accumulated undistributed net investment income .......................      114,246        634,699
  Accumulated net realized gain (loss) on investment and
    foreign currency transactions .......................................      914,589      (515,017)
  Net unrealized appreciation on investments and foreign currencies .....   10,464,663     16,465,994
                                                                          ------------   ------------
      Net assets ........................................................ $119,408,971   $124,501,149
                                                                          ============   ============
  Shares of common stock issued and outstanding .........................   11,954,566     11,954,566
                                                                          ------------   ------------
  Net asset value per share .............................................        $9.99         $10.41
                                                                                 =====         ======

See Notes to Financial Statements.

-----------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-----------------

Statements of Operations
                                                                     (Unaudited)


                                                                        Six months ended April 30,
                                                                           1997           1996
                                                                           ----           ----
NET INVESTMENT INCOME:
Investment Income:
  Interest and discount earned (net of foreign withholding taxes
    of $178,922 and $200,398, respectively) ........................   $ 5,202,693    $ 4,544,769
                                                                       -----------    -----------

Expenses:
  Investment advisory fees .........................................       421,292        335,761
  Custodian fees ...................................................       117,839         96,413
  Directors' fees and expenses .....................................        55,748         45,874
  Audit and tax services ...........................................        28,598         24,120
  Transfer agent fees ..............................................        19,910         23,842
  Printing .........................................................        19,367         17,472
  Postage ..........................................................        13,575         12,376
  Stock exchange listing fee .......................................        10,684          8,084
  Legal ............................................................         9,955         10,010
  Insurance ........................................................         1,810          2,184
  Miscellaneous ....................................................         3,450          7,820
                                                                       -----------    -----------
  Total operating expenses .........................................       702,228        583,956
                                                                       -----------    -----------
  Net investment income* ...........................................     4,500,465      3,960,813
                                                                       -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
  Investment transactions* .........................................       481,739          7,297
  Foreign currency transactions** ..................................       947,867        550,346
                                                                       -----------    -----------
  Total net realized gain ..........................................     1,429,606        557,643
                                                                       -----------    -----------
Change in unrealized appreciation (depreciation) on:
  Investments* .....................................................    (3,210,367)      (918,435)
  Foreign currency denominated assets and liabilities** ............    (2,790,964)     2,241,223
                                                                       -----------    -----------
  Total net unrealized appreciation ................................    (6,001,331)     1,322,788
                                                                       -----------    -----------
  Net realized and unrealized gain (loss) on investments and
    foreign currencies .............................................    (4,571,725)     1,880,431
                                                                       -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS .........................................   $   (71,260)   $ 5,841,244
                                                                       ===========    ===========

 * Net increase in net assets before foreign currency gain (loss) was $1,771,837 and $3,049,675, respectively.

** Net realized and unrealized foreign currency gain (loss) was ($1,843,097) and $2,791,569, respectively.

See Notes to Financial Statements.

-----------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-----------------

Statements of Changes in Net Assets


                                                                          Six months   Fiscal year
                                                                             ended        ended
                                                                           April 30,   October 31,
                                                                             1997         1996
                                                                          -----------  -----------
                                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net investment income .............................................. $  4,500,465  $  8,087,511
    Net realized gain on investment and
    foreign currency transactions ......................................    1,429,606     1,840,128
    Change in unrealized appreciation on investments and
    foreign currency denominated assets and liabilities ................   (6,001,331)    5,954,037
                                                                          -----------    -----------
    Net increase (decrease) in net assets resulting from operations ....      (71,260)   15,881,676
                                                                          -----------   -----------

Distributions to shareholders:
    From net investment income .........................................   (5,020,918)   (8,511,651)
                                                                          -----------   -----------

Capital stock transactions:
    Net asset value of shares issued
     through rights offerings ..........................................           --    20,741,125
                                                                          -----------   -----------

     Total increase (decrease) in net assets ...........................   (5,092,178)   28,111,150
                                                                          -----------   -----------

NET ASSETS:
    Beginning of period ................................................  124,501,149    96,389,999
                                                                         ------------   -----------
    End of period (including accumulated undistributed
     net investment income of $114,246 and $634,699, respectively) ..... $119,408,971  $124,501,149
                                                                         ============  ============

See Notes to Financial Statements.

-----------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-----------------

Financial Highlights


                                                  Six months
                                                    ended
                                                   April 30,               Fiscal year ended October 31,
                                                     1997         1996      1995       1994       1993     1992
                                                 -----------      ----      ----       ----       ----     ----
                                                 (unaudited)
PER SHARE DATA:
   Net asset value at beginning of period ......   $  10.41    $  10.08    $  9.99   $ 10.45    $  9.97   $ 11.77
                                                   --------    --------    -------   -------    -------   -------
   Net investment income .......................       0.38        0.85       0.84      0.82       0.77      0.92
   Net realized and unrealized gain (loss) on
    investments and foreign currencies .........      (0.38)       0.79       0.82     (0.48)      0.47     (1.03)
                                                   --------    --------    -------   -------    -------   -------
   Total increase(decrease) from operations ....       0.00        1.64       1.66      0.34       1.24     (0.11)
                                                   --------    --------    -------   -------    -------   -------
   Distributions to shareholders:
   From net investment income ..................      (0.42)      (0.89)     (0.89)    (0.78)     (0.74)    (1.02)
   From net realized gains on investment
    and foreign currency transactions ..........       --          --         --       (0.02)      --       (0.56)
                                                   --------    --------    -------   -------    -------   -------
   Total distributions to shareholders .........      (0.42)      (0.89)     (0.89)    (0.80)     (0.74)    (1.58)
                                                   --------    --------    -------   -------    -------   -------
   Decrease in net assets from capital
    stock transactions .........................       --         (0.39)     (0.65)     --        (0.01)    (0.08)
                                                   --------    --------    -------   -------    -------   -------
   Offering expenses charged to capital ........       --         (0.03)     (0.03)     --        (0.01)    (0.03)
                                                   --------    --------    -------   -------    -------   -------
   Net increase (decrease) in net asset value...      (0.42)       0.33       0.09     (0.46)      0.48     (1.80)
                                                   --------    --------    -------   -------    -------   -------
   Net asset value at end of period ............   $   9.99    $  10.41    $ 10.08   $  9.99    $ 10.45   $  9.97
                                                   ========    ========    =======   =======    =======   =======
   Per share market value at end of period .....   $   9.00    $  9.125    $  9.25   $ 9.125    $  9.75   $ 9.625
   Total investment return(1) ..................       3.27%       9.54%     15.74%     1.77%      9.23%     2.00%
   Net asset value return(2) ...................       0.00%      16.90%     17.93%     3.22%     12.65%    (1.74)%
   Net assets at end of period (in 000's) ......   $119,409    $124,501    $96,390   $71,685    $74,958   $69,564
   Number of shares outstanding at
    end of period (in 000's) ...................     11,955      11,955      9,564     7,173      7,173     6,979

RATIOS TO AVERAGE NET ASSETS:
   Operating expenses ..........................       1.15%*      1.22%      1.32%     1.40%      1.47%     1.48%
   Net investment income .......................       7.44%*      8.22%      8.51%     7.88%      7.45%     8.20%
   Portfolio turnover ..........................      12.54%      16.00%     56.55%    13.71%      9.69%    53.66%

(1) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices and for rights offerings, assuming full subscription by shareholder.
(2) Based on net asset value per share, adjusted for reinvestment of distributions at the ex-dividend date net asset value and for rights offerings, assuming full subscription by shareholder.
  * Annualized.

See Notes to Financial Statements.

-----------------
Kleinwort
Benson
Australian              Notes to Financial Statements
Income Fund, Inc.
-----------------                                                 April 30, 1997
                                                                     (Unaudited)

The Kleinwort Benson Australian Income Fund, Inc. (the "Fund") was incorporated in Maryland on August 12, 1986 and is registered as a closed-end, non-diversified investment company under the Investment Company Act of 1940, as amended.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States using the United States dollar as both the functional and reporting currency. (For tax purposes the Fund uses the Australian dollar as its functional currency -see Taxes.) The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Australian dollar ("A$") and New Zealand dollar ("NZ$") amounts are translated into United States dollars on the following basis:

(i) market value of investment securities and other assets and liabilities -- at the current prevailing rate of exchange.

(ii) purchases and sales of investment securities and income and expenses -- at the rates of ex change prevailing on the respective dates of such transactions.

The investment securities of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period.

The foreign currency transactions element of net realized gains or losses represents net foreign exchange gains or losses from the disposition of portfolio securities, foreign currencies and forward currency contracts and net currency gains or losses realized between the trade and settlement dates on security transactions and between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. The foreign currency denominated assets and liabilities element of the change in unrealized appreciation or depreciation represents the change in the value of portfolio securities, foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

The Australian and New Zealand dollar exchange rates at October 31, 1996 and April 30, 1997 were US$0.7925 to A$1.00 and US$0.7075 to NZ$1.00, and US$0.7799
to A$1.00 and US$0.6933 to NZ$1.00, respectively.

Investment Valuation: Investment securities are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by

-----------------
Kleinwort
Benson
Australian              Notes to Financial Statements (continued)
Income Fund, Inc.
-----------------                                                 April 30, 1997
                                                                     (Unaudited)

amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

Market and Currency Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The abilities of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a particular country.

Investment Transactions and Investment Income: Investment security transactions are recorded on the trade date. Realized and unrealized gains and losses on investments and foreign currencies are calculated on the identified cost basis. Interest income is recorded on the accrual basis and interest receivable is reflected in the Statement of Assets and Liabilities net of accrued withholding taxes. Premiums and discounts on debt securities are amortized over the life of the security.

Forward Currency Contracts: The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward currency contracts are valued based on the current forward rate of exchange. Fluctuations in the value of such contracts are recorded as unrealized foreign exchange gain or loss; realized gains or losses are included in net realized gain or loss on foreign currency transactions.

Taxes: For Federal income tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of A$ into US$ or NZ$ into A$ or US$ are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute, within allowable time limits, all of its taxable income to shareholders. As the Fund uses the Australian dollar as its functional currency for tax purposes, there are character differences between taxable income and net investment income and net realized gain(loss) on investments and foreign currencies as computed for financial statement purposes. Australia imposes a withholding tax of 10% on most interest and discount earned. Eurobonds and New Zealand government bonds are generally not subject to withholding taxes.

Dividends and Distributions: The Fund declares and pays dividends of net investment income on a monthly basis. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions are recorded on their ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment; temporary differences do not require a reclassification.

At October 31, 1996, permanent book and tax basis differences of $7,389 and $1,606,298 were reclassified from accumulated undistributed net investment income and accumulated undistributed net capital gains, respectively, to paid-in capital. These differences relate primarily to redesignation of foreign currency gains (losses) for tax purposes.

-----------------
Kleinwort
Benson
Australian              Notes to Financial Statements (continued)
Income Fund, Inc.
-----------------                                                 April 30, 1997
                                                                     (Unaudited)

2. Agreements

The Fund's Advisory Agreement with Kleinwort Benson Investment Management Americas Inc., the Investment Advisor, provides for a fee, computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average annual net assets up to $100,000,000 and at 0.65% thereafter. Prior to October 25, 1996, the agreement provided for a fee at an annual rate of 0.70% on all assets. For the six months ended April 30, 1996 and 1997, the Investment Advisor earned $335,761 and $421,292, respectively, under this agreement.

3. Portfolio Transactions

Purchases of investment securities, other than short-term investments, for the year ended October 31, 1996 and the six months ended April 30, 1997, aggre gated $39,158,365 and $14,820,402, respectively. Sales of investment securities, other than short-term in vestments, totaled $15,418,908 and $15,691,469, respectively, during these periods. The portfolio of investments at October 31, 1996 was substantially the same in terms of types of investments to that included herein for April 30, 1997.

The United States Federal income tax basis of the Fund's investments and foreign currency cash deposits at October 31, 1996 and April 30, 1997 was as listed below. During the year ended October 31, 1996, the Fund utilized capital loss carryforwards of $233,830. As of October 31, 1996, the Fund has a capital loss carryforward of $508,989 which expires in 2003. To the extent future capital gains are offset by such capital losses, the Fund will not distribute such gains to shareholders.

                                     April 30, 1997            October 31, 1996
                                     --------------            ----------------
  Tax cost basis                      $109,427,169               $115,100,272
                                      ============               ============
  Unrealized appreciation              $ 8,392,724               $ 11,247,098
  Unrealized depreciation                 (535,101)                    (9,843)
                                      ------------               ------------
  Net unrealized
    appreciation                      $ 7,857,623                $ 11,237,255
                                      ============               ============

4. Capital Stock

There are 100 million shares of $0.001 par value common stock authorized and 11,954,566 such shares outstanding. In October 1996, 2,390,913 shares of common stock were issued through a rights offering at a subscription price of $8.79 per share. Gross proceeds to the Fund were $21,016,125. Total offering costs of $275,000 were charged to capital.

-----------------
Kleinwort
Benson                  Dividend Reinvestment and Cash Purchase Plan
Australian              Foreign Tax Credits
Income Fund, Inc.       Shareholder Meeting Results                  (Unaudited)
-----------------

Dividend Reinvestment and Cash Purchase Plan

    The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount from market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

    The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

    If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

Foreign Tax Credits

    The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S. Federal tax return.

    The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.

Shareholder Meeting Results

    The Fund's Annual General Meeting of Share holders was held on February 11, 1997. Issues presented for the approval of shareholders were (1) the election of one class of three Directors (The Earl of Limerick, Leonard T. Hinde and G. William Miller); and (2) the ratification of the selection of Price Waterhouse LLP as Independent Accountants for the Fund for the fiscal year ending October 31, 1997.

    The election of Directors and the selection of accountants were approved by shareholders by large margins. There were 11,954,566 shares eligible to vote at the meeting and voting results were as follows:

                                            Number of Shares Voted
                                            ----------------------
Issue                                For             Against        Abstained
-----                                ---             -------        ---------

Election of Directors:

The Earl of Limerick               9,834,248         237,293              --
Leonard T. Hinde                   9,842,568         228,973              --
G. William Miller                  9,876,080         195,461              --
Selection of Indepen-
  dent Accountants                 9,917,975          49,537         104,029

    Other Directors whose term of office continued after the meeting include Sir Robert C. Cotton, David M. Felder, James J. Foley and Nigel S. MacEwan

Directors and Officers

Sir Robert C. Cotton
Director and Chairman of the Board
Sydney, Australia

David M. Felder
Director and President
London, England

James J. Foley
Director
Belmont, MA

Leonard T. Hinde
Director
Cremorne, NSW, Australia

The Earl of Limerick
Director
London, England

Nigel S. MacEwan
Director
Darien, CT

G. William Miller
Director and Deputy Chairman of the Board
Washington, DC

Michael Fortier
Secretary and Treasurer
New York, NY

Investment Advisor

Kleinwort Benson Investment
Management Americas Inc.
New York, NY

    Kleinwort
    Benson
    Australian
    Income Fund, Inc.

    75 Wall Street
    New York, NY 10005
    (800) 237-4218

                                                                78 2520-SAR-4/97